UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 17, 2007

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 17, 2007, we issued a press release announcing our preliminary, unaudited estimated revenues for the fourth quarter and fiscal year ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1.

On July 17, 2007, Spacelabs Healthcare, Inc., our Healthcare division, also issued a press release announcing its preliminary, unaudited estimated revenues for its fourth quarter and fiscal year ended June 30, 2007. Spacelabs Healthcare is listed on the AIM, a market administered by the London Stock Exchange, where it has traded since October 2005 under the ticker symbol “SLAB.” A copy of its press release is furnished as Exhibit 99.2.

We are furnishing the information contained in this Item 2.02 (including Exhibits 99.1 and 99.2). It shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1: Press Release of OSI Systems, Inc., dated July 17, 2007.

Exhibit 99.2: Press Release of Spacelabs Healthcare, Inc., dated July 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: July 17, 2007

	By:	/s/ Alan Edrick
Alan Edrick, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of OSI Systems, Inc., dated July 17, 2007.

99.2	Press Release of Spacelabs Healthcare, Inc., dated July 17, 2007.